EXECUTION COPY

GRANITE BROADCASTING CORPORATION

FIRST AMENDMENT

TO CREDIT AGREEMENT

                This First Amendment to Credit Agreement (this “Amendment”) is dated as of October 5, 2001, and entered into by and among Granite Broadcasting Corporation, a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof (the “Lenders”), Goldman Sachs Credit Partners L.P. (“GSCP”), as agent for the Lenders (in such capacity, the “Administrative Agent”), as sole lead arranger and book runner (in such capacity, the “Arranger”) and as Tranche B Collateral Agent and Foothill Capital Corporation, (“Foothill Capital”), as Tranche A Collateral Agent, and is made with reference to that certain Credit Agreement dated as of June 10, 1998 and amended and restated as of March 6, 2001, (the “Credit Agreement”), by and among the Borrower, the Lenders, GSCP and Foothill Capital.  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

                WHEREAS, the Borrower and the Lenders desire to amend the Credit Agreement to make certain amendments as set forth below;

                NOW, THEREFORE, in consideration of the mutual covenants and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, GSCP, Foothill Capital, the Lenders and the Borrower have agreed as follows:

                Section 1.              AMENDMENTS TO THE CREDIT AGREEMENT

                1.1          Amendments to Article I:  Definitions, Interpretation and Accounting Terms.

                A.            Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in the appropriate alphabetical order:

                “’First Amendment Effective Date’ means the date upon which the necessary conditions precedent listed in Section 2 of the First Amendment to Credit Agreement dated as of October 5, 2001 are satisfied.”

                1.2          Amendments to Article V:  Financial Covenants.

                A.            Section 5.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

                “Minimum Net Revenues.  The Borrower shall not permit Net Revenues for Tranche A Loan Parties and Tranche B Loan Parties for the nine-month period ending September 30, 2001 and for the twelve-month periods ending December 31, 2001 and March 31, 2002 to be less than the corresponding amount set forth below with respect to such Loan Parties for such periods.  In addition, the Borrower shall not permit Net Revenues for the Borrower and its Subsidiaries for any twelve-month period thereafter, ending on any date set forth below, to be less than the corresponding amount set forth below for such period.

Period Ending	Time Measured (trailing months)	Tranche A Loan Parties	Tranche B Loan Parties	Consolidated
09/30/01	9 Months	$58,400,000	$19,000,000	NA
12/31/01	12 Months	$80,700,000	$23,400,000	NA
03/31/02	12 Months	$78,200,000	$35,800,000	NA
06/30/02	12 Months	NA	NA	$124,300,000
09/30/02	12 Months	NA	NA	$142,300,000
12/31/02	12 Months	NA	NA	$161,800,000
03/31/03	12 Months	NA	NA	$160,000,000
06/30/03	12 Months	NA	NA	$164,200,000
09/30/03	12 Months	NA	NA	$166,900,000	”

                B.            Section 5.2 of the Credit Agreement is hereby amended to read in its entirety as follows:

                “Minimum Adjusted Broadcast Cash Flow.Error! Bookmark not defined.  The Borrower shall not permit Adjusted Broadcast Cash Flow for Tranche A Loan Parties and Tranche B Loan Parties for the nine-month period ending September 30, 2001 and the twelve-month periods ending December 31, 2001 and March 31, 2002 to be less than the corresponding amount set forth below with respect to such Loan Parties for such periods.  In addition, the Borrower shall not permit Adjusted Broadcast Cash Flow for the Borrower and its Subsidiaries for any twelve-month period thereafter, ending on any date set forth below, to be less than the corresponding amount set forth below for such period.

Period Ending	Time Measured (trailing months)	Tranche A Loan Parties	Tranche B Loan Parties	Consolidated
09/30/01	9 Months	$15,600,000	$-13,100,000	NA
12/31/01	12 Months	$20,400,000	$-22,300,000	NA
03/31/02	12 Months	$19,800,000	$-11,600,000	NA
06/30/02	12 Months	NA	NA	$23,600,000
09/30/02	12 Months	NA	NA	$45,100,000
12/31/02	12 Months	NA	NA	$76,000,000
03/31/03	12 Months	NA	NA	$79,100,000
06/30/03	12 Months	NA	NA	$82,700,000
09/30/03	12 Months	NA	NA	$82,000,000	”

                C.            Section 5.3 of the Credit Agreement is hereby amended to read in its entirety as follows:

                “Minimum EBITDA. The Borrower shall not permit EBITDA for the Borrower and its Subsidiaries for the nine-month period ending September 30, 2001 to be less than the amount set forth below for such period and shall not permit EBITDA for the Borrower and its Subsidiaries for any twelve-month period thereafter, ending on any date set forth below, to be less than the corresponding amount set forth below for such period.

Period	Time Measured (trailing months)	Consolidated
09/30/01	9 Months	$-6,800,000
12/31/01	12 Months	$-14,600,000
03/31/02	12 Months	$-5,200,000
06/30/02	12 Months	$9,700,000
09/30/02	12 Months	$31,300,000
12/31/02	12 Months	$62,100,000
03/31/03	12 Months	$65,100,000
06/30/03	12 Months	$68,600,000
09/30/03	12 Months	$67,700,000	”

                D.            Section 5.4 of the Credit Agreement is hereby amended to read in its entirety as follows:

                “Minimum Fixed Charge Coverage Ratio.  The Borrower shall not permit the Fixed Charge Coverage Ratio, as of the last day of each Fiscal Quarter occurring during any of the periods set forth below, to fall below the corresponding ratio indicated below (to be determined with reference to the twelve-month period ending on such last day of each such period set forth below).

Period	Time Measured (trailing months)	Consolidated
12/31/01	12 Months	NA
03/31/02	12 Months	NA
06/30/02	12 Months	NA
09/30/02	12 Months	0.32 to 1
12/31/02	12 Months	1.19 to 1
03/31/03	12 Months	0.22 to 1
06/30/03	12 Months	0.41 to 1
09/30/03	12 Months	0.50 to 1”

                E.             Section 5.5 of the Credit Agreement is hereby amended to read in its entirety as follows:

                “Maximum Leverage Ratio.  The Borrower shall not permit the Leverage Ratio, as of the last day of each Fiscal Quarter occurring during any of the periods set forth below, to exceed the corresponding ratio indicated below (to be determined with reference to the twelve-month period ending on such last day of each such period set forth below).

Period	Time Measured (trailing months)	Consolidated
09/30/01	9 Months	NA
12/31/01	12 Months	NA
03/31/02	12 Months	NA
06/30/02	12 Months	9.79 to 1
09/30/02	12 Months	3.04 to 1
12/31/02	12 Months	1.53 to 1
03/31/03	12 Months	1.46 to 1
06/30/03	12 Months	1.38 to 1
09/30/03	12 Months	1.40 to 1”

                F.             Section 5.7 of the Credit Agreement is hereby amended to read in its entirety as follows:

                “Maximum Capital Expenditures.  The Borrower shall not permit Capital Expenditures during any of the periods set forth below to be greater than the corresponding amount set forth below for such period; provided, however, to the extent such Capital Expenditures allowed in any one Fiscal Quarter are not used, the unused amount may be carried over up to a maximum of three Fiscal Quarters only:

Period	Time Measured	Consolidated
09/30/01	3 Months	$1,400,000
12/31/01	3 Months	$2,100,000
03/31/02	3 Months	$2,000,000
06/30/02	3 Months	$5,200,000
09/30/02	3 Months	$4,600,000
12/31/02	3 Months	$3,600,000
03/31/03	3 Months	$2,700,000
06/30/03	3 Months	$2,700,000
09/30/03	3 Months	$2,700,000	”

                1.3          Amendments to Article VII:  Affirmative Covenants.

                Section 7.13 of the Credit Agreement is hereby amended to read in its entirety as follows:

                “Tranche A Asset Sale Event.  On the First Amendment Effective Date, a “Tranche A Asset Sale Event” will be deemed to have occurred and the Borrower:

                (a)           shall immediately identify and engage in the sale of station assets (the “Targeted Assets”) (other than the assets which constitute Tranche B Collateral), which sale shall (x) be for not less than Fair Market Value and (y) result in the Borrower’s Leverage Ratio, on pro forma basis after giving effect to such transaction, being at least 0.1 less than it was immediately prior to such sale (“Targeted Asset Sale”);

                (b)           shall consummate the Targeted Asset Sale in accordance with the terms and procedures set forth in that certain side letter dated as of the date hereof among the parties hereto; and

                (c)           immediately upon receipt of the Net Cash Proceeds from the Targeted Asset Sale, shall:

                (i)            subject to clause (ii) below, prepay the Loans and related Obligations to the Administrative Agent, which prepayment shall be applied in accordance with Section 2.11 of the Credit Agreement; and

                (ii)           to the extent permitted pursuant to the Existing Subordinated Note Documents, retain for general corporate purposes an amount not to exceed $5,000,000.

                Section 2.              CONDITIONS TO EFFECTIVENESS

                This Amendment shall become effective only upon the satisfaction of all the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):

                A.            On or before the First Amendment Effective Date, the Borrower shall deliver to the Lenders (or to the Administrative Agent for the Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each unless noted, dated the First Amendment Effective Date:

                1.             A certificate of its officer attaching a copy of all amendments to its Certificate of Incorporation or Bylaws since March 6, 2001;

                2.             Resolutions of its Board of Directors approving and authorizing the execution, delivery and performance of the Amendment, certified as the First Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment; and

                3.             Signature and incumbency certificates of its officer executing this Amendment.

                B.            On or before the First Amendment Effective Date, the Administrative Agent shall have received executed counterparts hereof from the Borrower and the Requisite Lenders.

                C.            On or before the First Amendment Effective Date, the Borrower shall deliver to the Administrative Agent, for pro rata distribution to each of the Lenders executing and delivering this Amendment within five Business Days after the date of this Amendment, a fee in the amount of $512,500.

                Section 3.              BORROWER’S REPRESENTATIONS AND WARRANTIES

                In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

                A.            Authorization, Validity, and Enforceability of this Amendment.  The Borrower has the corporate power and authority to execute and deliver this Amendment and to perform the Credit Agreement as amended by this Amendment (the “Amended Agreement”).  The Borrower has taken all necessary corporate action (including, without limitation, obtaining approval of its stockholders if necessary) to authorize its execution and delivery of this Amendment and the performance of the Amended Agreement.  This Amendment has been duly executed and delivered by the Borrower, and this Amendment and the Amended Agreement constitute the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).  The Borrower’s execution and delivery of this Amendment and the performance by the Borrower of the Amended Agreement do not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the property of the Borrower or any of its Subsidiaries by reason of the terms of (a) any contract, mortgage, Lien, lease, agreement, indenture, or instrument to which the Borrower is a party or which is binding upon it, (b) any Requirement of Law applicable to the Borrower or any of its Subsidiaries, or (c) the certificate or articles of incorporation or bylaws of the Borrower or any of its Subsidiaries.

                B.            Governmental Authorization.  No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or other person is necessary or required in connection with the execution and delivery of this Amendment or performance by, or enforcement against, the Borrower or any of its Subsidiaries of the Amended Agreement.

                C.            Incorporation of Representations and Warranties From Credit Agreement.  The representations and warranties contained in Article IV of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                D.            Absence of Default.  No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or an Event of Default.

                Section 4.              MISCELLANEOUS

                A.            Reference to and Effect on the Credit Agreement and the Other Loan Documents.

                                (i)            On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                                (ii)           Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                                (iii)          The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                B.            Captions.  The captions contained in this Amendment are for convenience of reference only, are without substantive meaning and should not be construed to modify, enlarge or restrict any provision.

                C.            Governing Law.  THIS AMENDMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS PROVIDED THAT PERFECTION ISSUES WITH RESPECT TO ARTICLE 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN ARTICLE 9 OF THE UCC) OF THE STATE OF NEW YORK; PROVIDED THAT THE ADMINISTRATIVE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                D.            Counterparts.  This Amendment may be executed in any number of counterparts, and by the Administrative Agent, each Lender and the Borrower in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same amendment; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

Granite Broadcasting Corporation, as the Borrower

By:	/s/ Ellen McClain
Name:	Ellen McClain
Title:	Chief Financial Officer

Goldman Sachs Credit Partners L.P., Individually as the Administrative Agent, the Arranger and the Tranche B Collateral Agent

By:	/s/ Bruce H. Mendelsohn
Name:	Bruce H. Mendelsohn
Title:	Authorized Signatory

Foothill Capital Corporation, as the Tranche A Collateral Agent

By:	/s/ Todd A. Davock
Name:	Todd A. Davock
Title:	Vice President

Subsidiary Guarantors

Channel 11 License, Inc.
Granite Response Television, Inc.
KBJR License, Inc.
KNTV Television, Inc.
KNTV License, Inc.
KBWB-TV License, Inc.
KSEE License, Inc.
KBWB, Inc.
Queen City Broadcasting of New York, Inc.
KBJR, Inc.
KSEE Television, Inc.
WEEK-TV License, Inc.
WKBW-TV License, Inc.
WPTA-TV, Inc.
WPTA-TV License, Inc.
WTVH License, Inc.
WXON, Inc.
WXON License, Inc.

By:	/s/ Lawrence I. Wills
Name:	Lawrence I. Wills
Title:	Vice President

WTVH, LLC

By:	Granite Broadcasting Corporation, the Sole Member of WTVH, LLC

By:	/s/ Lawrence I. Wills
Name:	Lawrence I. Wills
Title:	Senior Vice President

Ableco Finance LLC

By: /s/	Mark Neporent
Name:	Mark Neporent
Title:	SVP

J.H. Whitney Market Value Fund, L.P.

By: /s/	Kevin J. Curley
Name:	Kevin J. Curley
Title:	Authorized Signatory

OZF Credit Opportunities Master Fund II, Ltd.

By: /s/	Joel M. Frank
Name:	Joel M. Frank
Title:	Authorized Signor

Black Diamond International Funding, Ltd.

By: /s/	Alan Corkish
Name:	Alan Corkish
Title:	Director

CSAM Funding I

By: /s/	Andrew H. Marshall
Name:	Andrew H. Marshall
Title:	Authorized Signatory

KZH Cypress Tree-1 LLC

By: /s/	Susan Lee
Name:	Susan Lee
Title:	Authorized Agent

KZH Sterling LLC

By: /s/	Susan Lee
Name:	Susan Lee
Title:	Authorized Agent

Natexis Banques Populaires
(F/K/A Nataxis Banque)

By: /s/	Evan S. Kraus
Name:	Evan S. Kraus
Title:	Vice President

By: /s/	Cynthia E. Sachs
Name:	Cynthia E. Sachs
Title:	VP, Group Manager

Northwoods Capital II, Limited

By: Angelo, Gordon & Co., L.P., as Collateral Manager

By: /s/	John W. Fraser
Name:	John W. Fraser
Title:	Managing Director

Northwoods Capital III, Limited

By: Angelo, Gordon & Co., L.P., as Collateral Manager

By: /s/	John W. Fraser
Name:	John W. Fraser
Title:	Managing Director

Northwoods Capital, Limited

By: Angelo, Gordon & Co., L.P., as Collateral Manager

By: /s/	John W. Fraser
Name:	John W. Fraser
Title:	Managing Director

OZ Master Fund, Ltd.

By: /s/	Joel M. Frank
Name:	Joel M. Frank
Title:	Authorized Signor

OZF Credit Opportunities Master Fund, Ltd.

By: /s/	Joel M. Frank
Name:	Joel M. Frank
Title:	Authorized Signor

RCPG Capital, LLC

By: /s/	Robert J. O’Shea
Name:	Robert J. O’Shea
Title:	Member

SSF Investment, L.P.

By: /s/	John Phelan
Name:	John Phelan
Title:	Manager

AG Capital Funding Partners, L.P.

By: Angelo, Gordon & Co., L.P., as Investment Advisor

By: /s/	John W. Fraser
Name:	John W. Fraser
Title:	Managing Director

Berkeley Street CDO (Cayman) Ltd.

By:
Name:
Title:

Canpartners Investments IV, LLC, a California Limited Liability Company

By:
Name:
Title: